Exhibit 99.2
FINANCIAL SUPPLEMENT
March 31, 2009
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement are read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Provision for Legal Settlements, net
On July 30, 2008, Monster entered into a Memorandum of Understanding (“MOU”) with the class representative and the individual defendants in the shareholder securities class action that memorializes the terms pursuant to which the parties intend, subject to Court approval, to settle the securities class action. As full settlement of the claims asserted in the securities class action, the MOU provides for a payment to the class of $47.5 million the cost of which to the Company will be approximately $25.1 million net of its insurance recovery and a payment by another defendant. Also recorded in the provision for legal settlements, net in the second quarter of 2008, was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with Monster’s historical stock option grant practices. On October 2, 2008, the Supreme Court of the State of New York, New York County, granted final approval of the settlement agreement.
Professional Fees
For the three months ended March 31, 2009 and 2008, we recorded approximately $3.0 million of professional fees relating to our historical stock option grant practices, respectively. These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
We expect to continue to incur significant professional fees related to ongoing matters relating to our historical stock option grant practices. While we cannot quantify or estimate the timing of these costs throughout 2009, we expect to continue to incur significant professional fees related to legal fees paid on behalf of former employees and former members of senior management in connection with ongoing matters relating to our historical stock option grant practices.
Restructuring Actions
On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.
The restructuring plan included an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and therefore the current reduction will be approximately 700 associates. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring is intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. The majority of the initiatives of the restructuring plan have been completed as of March 31, 2009; however, the Company will continue to incur charges through the first half of 2009 to complete the plan.

For the three months ended March 31, 2009 and 2008, we recorded $11.0 million and $6.9 million of restructuring costs, respectively, primarily related to severance, fixed asset write-offs and office consolidations.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR. In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three months ended March 31, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $1.0 million.
Wind-down of Internet Advertising & Fees Tickle Business
In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment. As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.
Security Breach
In August 2007, we announced a security breach related to unauthorized access to our resume database. We took remediation measures, including the procurement of the capability to assist any potentially affected customers. For the three months ended March 31, 2008, we recorded $0.5 million related to the breach, which was recorded as a component of office and general in the consolidated statement of operations.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: deferred revenue fair value purchase accounting adjustment related to ChinaHR, ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; and the strategic restructuring actions initiated in the third quarter of 2007. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities is defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. The Company considers net cash and securities to be an important measure of liquidity and an indicator of its ability to meet its ongoing obligations. The Company also uses net cash and securities, among other measures, in evaluating its choices for capital deployment. Net cash and securities presented herein is a non-GAAP measure and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding
Net cash and securities
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + available-for-sale securities, current, + available-for-sale securities, non-current — borrowings on credit facility short-term — current portion of long-term debt — long-term debt, less current portion)

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Monster Careers	$290,223	$291,326	$296,996	$316,877	$336,810	$320,953	$297,606	$257,931	$222,849
Internet Advertising & Fees	31,607	32,659	33,146	30,970	29,662	33,341	34,583	32,741	31,554

Revenue	321,830	323,985	330,142	347,847	366,472	354,294	332,189	290,672	254,403

Salary and related	117,002	127,839	123,965	127,666	135,115	127,346	128,904	123,211	112,037
Office and general	58,750	51,856	57,621	56,708	61,710	61,754	57,124	44,091	45,793
Marketing and promotion	72,509	73,568	71,584	76,818	111,854	68,976	57,684	52,684	73,691
Provision for legal settlements, net	—	—	—	—	—	40,100	—	—	—
Restructuring and other special charges	—	—	11,155	5,442	6,927	2,732	3,592	3,156	11,008
Depreciation expense	7,860	9,350	10,408	10,589	10,803	12,330	13,336	14,761	13,769
Amortization of restricted stock and RSU Plan	4,176	17,069	2,871	3,623	5,206	8,351	7,437	7,046	10,149
Non-cash stock option expense	186	47	104	105	127	182	165	178	199
Amortization of intangibles	1,394	1,413	1,437	1,457	1,386	1,274	1,374	2,756	2,551

Operating expenses	261,877	281,142	279,145	282,408	333,128	323,045	269,616	247,883	269,197

Operating (loss) income	59,953	42,843	50,997	65,439	33,344	31,249	62,573	42,789	(14,794)
Interest and other, net	5,413	6,903	6,507	6,799	7,383	3,057	5,283	1,560	1,203

Income (loss) from cont. operations, pre-tax	65,366	49,746	57,504	72,238	40,727	34,306	67,856	44,349	(13,591)

Income taxes	23,090	17,587	20,474	25,310	15,143	12,153	22,734	14,880	(4,489)
Losses in equity interests, net	(1,420)	(2,966)	(3,074)	(838)	(1,822)	(3,592)	(2,086)	(339)	(1,239)

Income (loss) from continuing operations	40,856	29,193	33,956	46,090	23,762	18,561	43,036	29,130	(10,341)

Income (loss) from disc. operations, net of tax(1)	(1,374)	(577)	(655)	(1,090)	(1,171)	12,269	(258)	(536)	—

Net income (loss)	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.32	$0.22	$0.26	$0.37	$0.19	$0.15	$0.36	$0.25	$(0.09)

Net income (loss)	$0.30	$0.22	$0.26	$0.36	$0.18	$0.26	$0.36	$0.24	$(0.09)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.31	$0.22	$0.26	$0.36	$0.19	$0.15	$0.36	$0.24	$(0.09)

Net income (loss)	$0.30	$0.21	$0.25	$0.36	$0.18	$0.25	$0.35	$0.24	$(0.09)

Weighted avg. shares outstanding:
Basic shares	129,653	130,542	129,499	125,504	122,711	120,885	120,057	118,601	118,855
Diluted shares	132,464	133,121	130,757	126,704	123,332	121,541	120,722	119,380	118,855

Global employees (ones)	5,285	5,442	5,116	5,112	5,164	5,396	5,669	6,961	6,295
Annualized revenue per average employee	$255.0	$241.6	$250.2	$272.1	$285.3	$268.4	$240.2	$184.1	$153.5

(1)	-
Loss from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Monster Careers	$1,029,965	$1,084,101	$1,136,805	$1,195,422	$1,242,009	$1,271,636	$1,272,246	$1,213,300	$1,099,339
Internet Advertising & Fees	122,785	127,303	128,505	128,382	126,437	127,119	128,556	130,327	132,219

Revenue	1,152,750	1,211,404	1,265,310	1,323,804	1,368,446	1,398,755	1,400,802	1,343,627	1,231,558

Salary and related	424,621	458,256	479,579	496,472	514,585	514,092	519,031	514,576	491,498
Office and general	181,079	200,719	217,151	224,935	227,895	237,793	237,296	224,679	208,762
Marketing and promotion	262,872	269,446	278,594	294,479	333,824	329,232	315,332	291,198	253,035
Provision for legal settlements, net	—	—	—	—	—	40,100	40,100	40,100	40,100
Restructuring and other special charges	—	—	11,155	16,597	23,524	26,256	18,693	16,407	20,488
Depreciation expense	30,449	31,595	35,066	38,207	41,150	44,130	47,058	51,230	54,196
Amortization of restricted stock and RSU Plan	12,913	26,612	26,540	27,739	28,769	20,051	24,617	28,040	32,983
Non-cash stock option expense	239	233	337	442	383	518	579	652	724
Amortization of intangibles	6,692	5,838	5,812	5,701	5,693	5,554	5,491	6,790	7,955

Operating expenses	918,865	992,699	1,054,234	1,104,572	1,175,823	1,217,726	1,208,197	1,173,672	1,109,741

Operating income	233,885	218,705	211,076	219,232	192,623	181,029	192,605	169,955	121,817
Interest and other, net	21,095	23,943	25,327	25,622	27,592	23,746	22,522	17,283	11,103

Income from continuing operations, pre-tax	254,980	242,648	236,403	244,854	220,215	204,775	215,127	187,238	132,920

Income taxes	89,289	85,246	83,458	86,461	78,514	73,080	75,340	64,910	45,278
Losses in equity interests, net	(7,275)	(7,957)	(8,977)	(8,298)	(8,700)	(9,326)	(8,338)	(7,839)	(7,256)

Income from continuing operations	158,416	149,445	143,968	150,095	133,001	122,369	131,449	114,489	80,386

Income (loss) from disc. operations, net of tax (1)	(124,059)	(126,089)	(3,494)	(3,696)	(3,493)	9,353	9,750	10,304	11,475

Net income	$34,357	$23,356	$140,474	$146,399	$129,508	$131,722	$141,199	$124,793	$91,861

Basic earnings (loss) per share:
Income (loss) from continuing operations	$1.23	$1.16	$1.11	$1.17	$1.05	$0.98	$1.07	$0.95	$0.67

Net income (loss)	$0.27	$0.18	$1.08	$1.14	$1.02	$1.06	$1.15	$1.04	$0.77

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$1.20	$1.13	$1.09	$1.15	$1.04	$0.97	$1.07	$0.94	$0.67

Net income (loss)	$0.26	$0.18	$1.07	$1.12	$1.01	$1.05	$1.15	$1.03	$0.76

Weighted avg. shares outstanding:
Basic shares	128,794	129,292	129,546	128,785	127,064	124,650	122,289	120,557	119,600
Diluted shares	131,627	131,905	131,888	130,755	128,479	125,584	123,075	121,167	120,125

(1)	-
Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Cash flows provided by (used for) operating activities:
Net income (loss)	$39,482	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)

Adjustments to reconcile net income (loss) to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	1,374	577	655	1,090	1,171	(12,269)	258	536	—
Depreciation and amortization of intangibles	9,254	10,763	11,845	12,046	12,189	13,604	14,710	17,517	16,320
Provision for legal settlements, net	—	—	—	—	—	40,100	—	—	—
Receipts and payments for legal settlements, net	—	—	—	—	—	—	5,700	(35,587)	—
Provision for doubtful accounts	2,483	2,630	3,340	4,453	3,564	3,207	4,403	5,057	4,072
Non-cash compensation	4,362	17,116	2,975	3,728	6,495	8,533	7,602	7,223	10,348
Deferred income taxes	2,100	(7,605)	2,808	(2,762)	(7,319)	(12,263)	12,440	14,572	(2,488)
Non-cash restructuring write-offs and (gain) loss on disposal of assets	—	(572)	(2)	3	1,649	436	924	924	3,690
Loss in equity interests	1,420	2,966	3,074	838	1,822	3,592	2,086	339	1,239
Changes in assets and liabilities, net of business combinations:
Accounts receivable	25,170	(4,804)	13,699	(101,843)	37,848	44,812	49,231	(19,371)	72,347
Prepaid and other	(2)	(4,202)	(8,007)	(12,766)	1,025	18,073	2,522	1,548	3,246
Deferred revenue	5,691	2,360	(17,515)	89,650	(2,458)	(51,465)	(58,644)	(5,732)	(63,383)
Accounts payable, accrued expenses and other liabilities	(8,950)	7,163	26,536	27,091	(289)	(13,308)	8,673	(27,790)	(21,237)
Net cash provided by (used for) operating activities of discontinued operations	(3,385)	(1,847)	126	(2,344)	(560)	(2,569)	(962)	(2,758)	(77)

Total adjustments	39,517	24,545	39,534	19,184	55,137	40,483	48,943	(43,522)	24,077

Net cash provided by (used for) operating activities	78,999	53,161	72,835	64,184	77,728	71,313	91,721	(14,928)	13,736

Cash flows provided by (used for) investing activities:
Capital expenditures	(21,449)	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)
Purchase of marketable securities	(365,031)	(317,555)	(327,250)	(415,025)	(149,249)	(7,633)	(25,265)	(1,785)	(992)
Sale and maturities of marketable securities	311,662	277,903	446,418	478,068	414,453	21,852	66,000	36,981	1,425
Payments for acquisitions and intangible assets, net of cash acquired	(1,664)	(142)	(133)	(610)	(61,567)	—	(64,628)	(166,641)	—
Dividends received from unconsolidated investee	—	—	—	—	—	1,011	—	—	—
Cash funded to equity investee	(2,500)	(1,600)	(5,900)	—	(5,000)	—	—	(1,402)	(1,428)
Net cash used for investing activities of discontinued operations	(163)	(87)	(5)	—	—	—	—	—	—

Net cash provided by (used for) investing activities	(79,145)	(56,996)	102,534	46,193	178,078	(14,424)	(44,904)	(155,250)	(15,917)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facilities short-term	—	—	—	—	—	—	247,000	4,971	199,203
Payments on borrowings on credit facilities short-term	—	—	—	—	—	—	—	(197,893)	—
Repurchase of common stock	(3,326)	(6,716)	(154,692)	(97,761)	(79,469)	(6,858)	(41,806)	(32)	(1,907)
Net borrowings (payments) under capital lease obligations and other debt	—	—	(58)	(42)	(80)	(67)	(9)	(15)	(5)
Payments on acquisition debt	(16,310)	(5,552)	—	(1,500)	—	—	—	—	—
Proceeds from the exercise of employee stock options	43,395	10,006	651	838	418	628	110	305	9
Excess tax benefits from (provisions for) stock-based compensation	6,486	5,857	1,611	(155)	61	59	861	22	4

Net cash provided by (used for) financing activities	30,245	3,595	(152,488)	(98,620)	(79,070)	(6,238)	206,156	(192,642)	197,304

Effects of exchange rates on cash	963	1,037	3,795	772	10,256	(1,933)	(13,303)	(20,044)	(6,327)

Net increase (decrease) in cash and cash equivalents	31,062	797	26,676	12,529	186,992	48,718	239,670	(382,864)	188,796
Cash and cash equivalents, beginning of period	58,680	89,742	90,539	117,215	129,744	316,736	365,454	605,124	222,260

Cash and cash equivalents, end of period	$89,742	$90,539	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056

Non — GAAP Free cash flow (1):
Net cash provided by operating activities	$78,999	$53,161	$72,835	$64,184	$77,728	$71,313	$91,721	$(14,928)	$13,736
Less: Capital expenditures	(21,449)	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)

Free cash flow	$57,550	$37,646	$62,239	$47,944	$57,169	$41,659	$70,710	$(37,331)	$(1,186)

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
ASSETS	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Current assets:
Cash and cash equivalents	$89,742	$90,539	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056
Available-for-sale securities, current	591,262	630,914	511,746	448,703	79,236	68,579	33,823	1,425	992
Net Accounts Receivable	417,329	419,033	401,994	499,854	458,447	410,427	358,214	376,720	294,449
Prepaid and other	89,650	100,233	101,950	106,664	97,929	121,093	111,754	82,415	82,710

Total current assets	1,187,983	1,240,719	1,132,905	1,184,965	952,348	965,553	1,108,915	682,820	789,207

Available-for-sale securities, non-current	—	—	—	—	102,716	99,330	93,728	90,347	89,196
Property and equipment, net	110,875	117,613	117,802	123,397	138,182	149,048	152,352	161,282	154,559
Goodwill	590,553	595,850	614,437	615,334	702,598	690,161	707,164	894,546	886,970
Intangibles, net	38,191	37,012	36,804	35,351	34,308	32,696	36,694	52,335	49,533
Investment in unconsolidated affiliates	57,748	54,782	51,708	50,871	49,049	44,446	42,360	1,843	1,315
Other assets	55,540	48,360	52,513	53,162	67,218	70,475	61,761	33,417	33,314
Non-current assets of discontinued operations	16,925	16,233	15,461	14,730	13,959	—	—	—	—

Total assets	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$279,032	$278,553	$298,023	$304,146	$297,932	$321,077	$328,546	$254,407	$225,630
Deferred revenue	449,836	452,196	434,682	524,331	521,873	470,408	411,764	414,312	344,905
Borrowings on credit facility short-term	—	—	—	—	—	—	247,000	54,971	254,174
Current portion of long-term debt	7,074	1,660	1,684	184	158	142	26	18	27

Total current liabilities	735,942	732,409	734,389	828,661	819,963	791,627	987,336	723,708	824,736

Non-current income taxes payable	84,480	89,910	94,418	111,108	116,376	119,360	115,318	119,951	123,385
Other liabilities	34,985	25,785	25,574	17,264	16,254	17,449	23,699	25,658	29,838
Non-current liabilities of discontinued operations	4,906	4,696	4,486	4,276	4,067	—	—	—	—

Total liabilities	860,313	852,800	858,867	961,309	956,660	928,436	1,126,353	869,317	977,959

Common stock and class B common stock	131	131	131	133	133	134	134	133	134
Additional paid-in capital	1,687,407	1,713,670	1,562,646	1,468,808	1,395,991	1,397,281	1,363,655	1,367,373	1,374,049
Accumulated other comprehensive (loss) income	87,708	93,096	115,813	118,387	155,830	143,264	87,460	25,801	8,327
Retained deficit	(577,744)	(549,128)	(515,827)	(470,827)	(448,236)	(417,406)	(374,628)	(346,034)	(356,375)

Total stockholders’ equity	1,197,502	1,257,769	1,162,763	1,116,501	1,103,718	1,123,273	1,076,621	1,047,273	1,026,135

Total liabilities and stockholders’ equity	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094

Selected Financial Ratios(1)
- Annualized return on equity	13.7%	9.3%	11.0%	15.8%	8.1%	11.1%	15.6%	10.8%	-4.0%
- Book value per share	$9.19	$9.60	$9.19	$9.02	$9.13	$9.30	$9.08	$8.83	$8.61
- Cash and marketable securities per share	$5.23	$5.51	$4.97	$4.67	$4.13	$4.42	$6.18	$2.65	$4.20
- Net cash and securities	$673,535	$719,481	$627,016	$578,032	$498,353	$533,095	$485,632	$259,033	$247,038

(1)	-	See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data
	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Segment OIBDA(1):
Careers — North America	$71,150	$60,845	$57,589	$60,410	$47,602	$67,636	$52,516	$44,138	$12,272
Careers — International	12,594	17,362	12,896	29,980	16,662	40,361	39,060	23,833	10,749

Careers OIBDA (1)	83,744	78,207	70,485	90,390	64,264	107,997	91,576	67,971	23,021

Internet Advertising & Fees OIBDA(1)	7,470	7,438	5,316	3,118	792	7,508	7,425	6,293	6,364

Total Monster OIBDA(1)	$91,214	$85,645	$75,801	$93,508	$65,056	$115,505	$99,001	$74,264	$29,385

Corporate expenses before D&A(1)	$(17,645)	$(14,923)	$(9,917)	$(11,032)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(13,843)

Proforma operating income(1):
Careers — North America	$65,878	$55,029	$59,430	$56,482	$42,955	$59,335	$43,771	$34,314	$3,100
Careers — International	7,961	12,055	13,589	28,699	12,945	33,316	32,467	17,711	7,413

Careers Proforma operating income(1)	73,839	67,084	73,019	85,181	55,900	92,651	76,238	52,025	10,513

Internet Advertising & Fees ProForma operating income (loss)(1)	6,062	5,679	5,404	2,658	(609)	4,994	4,977	3,745	4,003

Total Monster Proforma income(1)	$79,901	$72,763	$78,423	$87,839	$55,291	$97,645	$81,215	$55,770	$14,516

Corporate Proforma expenses(1)	$(10,121)	$(8,778)	$(8,046)	$(12,177)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(14,288)

Segment operating income (loss):(1)
Careers — North America	$65,878	$54,579	$51,455	$52,950	$39,701	$58,409	$43,120	$34,025	$828
Careers — International	7,961	12,055	7,344	24,753	9,643	31,916	30,230	12,938	(671)

Careers operating income (loss)	73,839	66,634	58,799	77,703	49,344	90,325	73,350	46,963	157

Internet Advertising & Fees operating income (loss)	6,062	5,679	3,487	1,383	(1,431)	4,656	4,726	3,715	3,557

Total Monster operating income (loss)	$79,901	$72,313	$62,286	$79,086	$47,913	$94,981	$78,076	$50,678	$3,714

Corporate expenses	$(19,948)	$(29,470)	$(11,289)	$(13,647)	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(18,508)

Margin Analysis:

Careers — North America OIBDA margin	38.7%	34.9%	32.8%	34.8%	25.9%	41.2%	33.8%	32.7%	10.3%
Careers — North America Proforma operating margin	35.8%	31.5%	33.9%	32.5%	23.4%	36.1%	28.2%	25.4%	2.6%
Careers — North America operating margin	35.8%	31.3%	29.4%	30.5%	21.6%	35.6%	27.8%	25.2%	0.7%

Careers — International OIBDA margin	11.9%	14.9%	10.6%	20.9%	10.9%	25.8%	27.4%	19.4%	10.4%
Careers — International Proforma operating margin	7.5%	10.3%	11.2%	20.0%	8.4%	21.3%	22.8%	14.2%	7.1%
Careers — International operating margin	7.5%	10.3%	6.0%	17.3%	6.3%	20.4%	21.2%	10.5%	-0.6%

Careers OIBDA margin	28.9%	26.8%	23.7%	28.5%	19.1%	33.6%	30.8%	26.4%	10.3%
Careers Proforma operating margin	25.4%	23.0%	24.6%	26.9%	16.6%	28.9%	25.6%	20.0%	4.7%
Careers operating margin	25.4%	22.9%	19.8%	24.5%	14.7%	28.1%	24.6%	18.2%	0.1%

Internet Advertising & Fees OIBDA margin	23.6%	22.8%	16.0%	10.1%	2.7%	22.5%	21.5%	19.2%	20.2%
Internet Advertising & Fees Proforma operating margin	19.2%	17.4%	16.3%	8.6%	-2.1%	15.0%	14.4%	11.4%	12.7%
Internet Advertising & Fees operating margin	19.2%	17.4%	10.5%	4.5%	-4.8%	14.0%	13.7%	11.3%	11.3%

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data
Summary P&L Information	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Monster Careers	90.2%	89.9%	90.0%	91.1%	91.9%	90.6%	89.6%	88.7%	87.6%
Internet Advertising & Fees	9.8%	10.1%	10.0%	8.9%	8.1%	9.4%	10.4%	11.3%	12.4%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	36.4%	39.5%	37.5%	36.7%	36.9%	35.9%	38.8%	42.4%	44.0%
Office and general	18.3%	16.0%	17.5%	16.3%	16.8%	17.4%	17.2%	15.2%	18.0%
Marketing and promotion	22.5%	22.7%	21.7%	22.1%	30.5%	19.5%	17.4%	18.1%	29.0%
Provision for legal settlements, net	0.0%	0.0%	0.0%	0.0%	0.0%	11.3%	0.0%	0.0%	0.0%
Restructuring and other special charges	0.0%	0.0%	3.4%	1.6%	1.9%	0.8%	1.1%	1.1%	4.3%
Depreciation expense	2.4%	2.9%	3.2%	3.0%	2.9%	3.5%	4.0%	5.1%	5.4%
Amortization of restricted stock and RSU Plan	1.3%	5.3%	0.9%	1.0%	1.4%	2.4%	2.2%	2.4%	4.0%
Non-cash stock option expense	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%
Amortization of intangibles	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.9%	1.0%

Operating expenses	81.4%	86.8%	84.6%	81.2%	90.9%	91.2%	81.2%	85.3%	105.8%

Operating income (loss)	18.6%	13.2%	15.4%	18.8%	9.1%	8.8%	18.8%	14.7%	-5.8%
Interest and other, net	1.7%	2.1%	2.0%	2.0%	2.0%	0.9%	1.6%	0.5%	0.5%

Income (loss) from continuing operations, pre-tax	20.3%	15.4%	17.4%	20.8%	11.1%	9.7%	20.4%	15.3%	-5.3%

Income taxes	7.2%	5.4%	6.2%	7.3%	4.1%	3.4%	6.8%	5.1%	-1.8%
Losses in equity interests, net	-0.4%	-0.9%	-0.9%	-0.2%	-0.5%	-1.0%	-0.6%	-0.1%	-0.5%

Income from continuing operations	12.7%	9.0%	10.3%	13.3%	6.5%	5.2%	13.0%	10.0%	-4.1%

Income (loss) from disc. operations, net of tax	-0.4%	-0.2%	-0.2%	-0.3%	-0.3%	3.5%	-0.1%	-0.2%	0.0%

Net income (loss)	12.3%	8.8%	10.1%	12.9%	6.2%	8.7%	12.9%	9.8%	-4.1%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009

Proforma revenue (1)	$321,830	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$292,885	$255,397

Deferred revenue related to acquisitions	—	—	—	—	—	—	—	2,213	994

Revenue	$321,830	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$290,672	$254,403

OIBDA (1)	$73,569	$70,722	$65,884	$82,476	$52,952	$54,309	$85,809	$68,454	$15,542

Depreciation expense	7,860	9,350	10,408	10,589	10,803	12,330	13,336	14,761	13,769
Amortization of restricted stock and RSU Plan	4,176	17,069	2,871	3,623	5,206	8,351	7,437	7,046	10,149
Non-cash stock option expense	186	47	104	105	127	182	165	178	199
Restructuring non-cash compensation expense	—	—	—	—	1,162	—	—	—	—
Restructuring non-cash write-offs	—	—	67	1,263	924	923	924	924	3,668
Amortization of intangibles	1,394	1,413	1,437	1,457	1,386	1,274	1,374	2,756	2,551

Operating income	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)

Proforma operating income (1)	$69,780	$63,985	$70,377	$75,662	$43,705	$78,337	$70,040	$41,476	$228

Executive Commitments	—	15,811	—	—	—	—	—	—	—
Provision for legal settlements, net	—	—	—	—	—	40,100	—	—	—
Stock option investigation	9,827	5,331	2,571	1,392	2,983	4,256	3,875	(6,682)	3,020
Security breach	—	—	5,654	3,389	451	—	—	—	—
Deferred revenue related to acquisitions	—	—	—	—	—	—	—	2,213	994
Restructuring non-cash compensation expense	—	—	—	—	1,162	—	—	—	—
Restructuring program non-cash write-offs	—	—	67	1,263	924	923	924	924	3,668
Restructuring expenses, less non-cash items	—	—	11,088	4,179	4,841	1,809	2,668	2,232	7,340

Operating income	$59,953	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)

(1)	-	See notes to financial supplement for further explanation of non-GAAP measures.